UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025 (November 17, 2025)

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BeyondSpring Inc.

(Exact name of registrant as specified in its charter)

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Cayman Islands	001-38024	Not Applicable
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, West Side, 4th Floor, Suite 410
Florham Park, New Jersey	07932
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (646) 305-6387

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	BYSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2025, BeyondSpring Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Ray Beauty Group Limited (the “Investor”), pursuant to which the Company agree to issue and sell, in a registered offering, an aggregate of 800,000 shares of the Company’s ordinary shares, par value $0.0001 per share (the “Shares”), at a purchase price of $2.50 per share (the “Transaction”). The closing of the Transaction occurred on November 21, 2025.

The gross proceeds from the offering were $2.0 million, before deducting expenses.

Under the terms of the Purchase Agreement, the Shares were offered pursuant to a registration statement initially filed on Form F-3 with the Securities and Exchange Commission on June 12, 2024, which was subsequently amended on Form S-3 (File No. 333-280153) on August 13, 2025 and declared effective on August 18, 2025.

Under the terms of the Purchase Agreement, the Investor agreed to a customary lock-up period for sixty (60) days from the date of closing, during which time the Investor agreed not to sell the Shares, enter into any derivative transactions with respect to the Shares or publicly disclose the intention to do any of the foregoing, in each case without the Company’s prior written consent, subject to certain exceptions.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

This Report on Form 8-K is incorporated by reference into the Registration Statement on Form S-3, File No. 333-280153, and the Registration Statements on Form S-8, File No. 333-216639 and File No. 333-240082, of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

5.1	Opinion of Maples and Calder (Hong Kong) LLP, Cayman counsel to the Registrant, as to the validity of the ordinary shares being registered (including consent)
10.1	Securities Purchase Agreement dated as of November 17, 2025, between BeyondSpring Inc. and Ray Beauty Group Limited.
23.1	Consent of Maples and Calder (Hong Kong) LLP (included in the opinion filed as Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025

BeyondSpring Inc.

By:	/s/ Lan Huang
Name:	Lan Huang
Title:	Chairperson and Chief Executive Officer